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FOR MORE INFORMATION:
Med Diversified
Angeline Cook
904-543-1066
acook@meddiv.com



                       MED DIVERSIFIED ANNOUNCES APPEAL OF
                            DELISTING NOTICE BY AMEX

ANDOVER, MASS.--JUNE 4, 2002 --Med Diversified, Inc. (AMEX: MED), today announced it received notice from the American Stock Exchange ("AMEX") indicating the Company is not in compliance with certain continued listing standards. Med Diversified adamantly disputes the premises upon which this action was taken. Furthermore, it has exercised its right to appeal the decision and has requested a formal hearing to continue its listing on AMEX.

If the Company is unsuccessful in its appeal, it is anticipated that the Company's common stock will trade on the Over-the-Counter Bulletin Board (OTCBB), a controlled quotation service that offers real time quotes and volume information in over-the-counter securities.

While the Company firmly disputes the position of AMEX, Med Diversified management is fervently committed to working with AMEX to remedy this situation. The action will have no effect on the current operations of the Company and ultimately should lead to its enhanced compliance with AMEX standards.

AMEX staff asserts that during 2001 the Company did not comply with select standards related to: (1) financial condition and operating results of the Company indicating financial impairment that is non-compliant with listing standards (although no assertion has been made by AMEX that such results were inaccurately stated) that do not comply with Section 1003(a)(iv) of the AMEX Company Guide; (2) failure to provide requested information in violation of
Section 132(e) of the AMEX Company Guide; (3) issuance of additional shares of common stock in excess of those authorized for listing prior to and in some cases without AMEX approval in violation of Sections 131 and 301 of the AMEX Company Guide; (4) inaccuracies and misstatements in public filings not in adherence to AMEX disclosure policies in violation of Section 401(c) of the AMEX Company Guide and Section 403(a) of the AMEX Company Guide; and (5) public interest concerns with respect to the lack of information regarding the ultimate sources of certain of the Company's debt financing in violation of Section 1003(f)(iii) of the AMEX Company Guide.


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The concerns of AMEX do not include accounting improprieties, merger and acquisition activities, the Company's business operations or Med Diversified's current estimates of financial results for the current period or on a prospective forward-looking basis.

Med Diversified's management is acting swiftly to correct these issues. According to the Company, Med Diversified's business remains on track and management will continue to execute against its strategic business goals and objectives throughout the appeals process.


About Med Diversified
Med Diversified operates companies in various segments within health care industry, including pharmacy, home infusion, multi-media, management, clinical respiratory services, home medical equipment, home health services and other functions. For more information, see http://www.meddiversified.com.

STATEMENTS IN THIS NEWS RELEASE THAT RELATE TO MANAGEMENT'S EXPECTATIONS, INTENTIONS OR BELIEFS CONCERNING FUTURE PLANS, EXPECTATIONS, EVENTS AND PERFORMANCE ARE "FORWARD LOOKING" WITHIN THE MEANING OF THE FEDERAL SECURITIES LAWS. THESE FORWARD-LOOKING STATEMENTS INCLUDE ASSUMPTIONS, BELIEFS AND OPINIONS RELATING TO THE COMPANY'S BUSINESS STRATEGY, MANAGEMENT'S ABILITY TO SATISFY INDUSTRY AND CONSUMER NEEDS WITH ITS PRODUCTS AND SERVICES AND, HEALTH-CARE INDUSTRY TRENDS. MANAGEMENT'S FORWARD-LOOKING STATEMENTS FURTHER ASSUME THAT THE COMPANY WILL BE ABLE TO SUCCESSFULLY DEVELOP AND EXECUTE ON ITS STRATEGIC RELATIONSHIPS. MANY KNOWN AND UNKNOWN RISKS, UNCERTAINTIES AND OTHER FACTORS, INCLUDING GENERAL ECONOMIC CONDITIONS AND RISK FACTORS DETAILED FROM TIME TO TIME IN NEWS RELEASES AND THE COMPANY'S FILINGS WITH THE SECURITIES AND EXCHANGE COMMISSION, MAY CAUSE THESE FORWARD-LOOKING STATEMENTS TO BE INCORRECT IN WHOLE OR IN PART. THE INVESTOR SHOULD REVIEW SUCH PUBLIC FILINGS TO GET A COMPREHENSIVE PICTURE AND ANALYSIS OF ALL CONDITIONS AND CIRCUMSTANCES. THE COMPANY EXPRESSLY DISCLAIMS ANY INTENT OR OBLIGATION TO UPDATE ANY FORWARD LOOKING STATEMENTS. ACTUAL RESULTS OR EVENTS COULD DIFFER MATERIALLY FROM THOSE ANTICIPATED IN THE FORWARD-LOOKING STATEMENTS DUE TO A VARIETY OF FACTORS SET OUT ABOVE, INCLUDING, WITHOUT LIMITATION, INTEGRATION OF BUSINESS AND MANAGEMENT ASSOCIATED WITH THE COMPANY'S BUSINESS RELATIONSHIPS AND ACQUISITIONS, ACCEPTANCE BY CUSTOMERS OF THE COMPANY'S PRODUCTS AND SERVICES, COMPETITION IN THE HEALTH-CARE MARKET, GOVERNMENT REGULATION OF HEALTH CARE, THE COMPANY'S LIMITED OPERATING HISTORY, GENERAL ECONOMIC CONDITIONS, AVAILABILITY OF CAPITAL AND OTHER FACTORS.
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